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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 26, 2005

                         THE MCGRAW-HILL COMPANIES, INC.
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             (Exact Name of Registrant as specified in its charter)

            New York                       1-1023               13-1026995
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 (State or other jurisdiction of        (Commission           (IRS Employer
 incorporation or organization)          File No.)         Identification No.)

              1221 Avenue of the Americas, New York, New York 10020
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               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 512-2564
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 2 40.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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        ITEM 2.02 AND 7.01. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL
CONDITION/REGULATION FD DISCLOSURE (FURNISHED PURSUANT TO ITEMS 2.02 AND 7.01 OF FORM 8-K).

        On July 26, 2005 Registrant issued an earnings release (the "Earnings Release") containing a discussion of Registrant's results of operations and financial condition for the second quarter ending June 30, 2005.

        The Earnings Release contains financial results presented in accordance with U.S. generally accepted accounting principles ("GAAP") that for the second quarter of 2005 the Registrant's diluted earnings per share from continuing operations were $0.51 versus $0.43 for the same period last year. The Release also contains data that would not be presented in a GAAP statement of earnings to the effect that:

        "We now expect double-digit growth in earnings per share from continuing operations, including $0.08 to $0.09 dilution from acquisitions in 2004 and 2005 and changes in pension plan assumptions for 2005, but excluding the 2004 non-cash benefit of $0.05 per share from accrued tax liabilities."

        The Registrant believes that the disclosure of this data, which excludes the 2004 non-cash benefit of $0.05 per share from accrued tax liabilities, is meaningful to shareholders and analysts in understanding the Registrant's financial condition, and to facilitate in evaluating the strengths and weaknesses of the Registrant's continuing businesses. In addition, this data will facilitate period to period comparisons of the financial performance of the Registrant.

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        Item 9.01. Exhibits.

        (99) Earnings Release of the Registrant, dated July 26, 2005, containing a discussion of Registrant's results of operations and financial condition for the second quarter ending June 30, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THE McGRAW-HILL COMPANIES, INC.

                                                By: /s/Kenneth M. Vittor
                                                    ----------------------------
                                                    Kenneth M. Vittor
                                                    Executive Vice President and
                                                    General Counsel

Dated: July 26, 2005

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                                INDEX TO EXHIBITS

Exhibit Number

        (99) Earnings Release of the Registrant, dated July 26, 2005, containing a discussion of Registrant's results of operations and financial condition for the second quarter ending June 30, 2005.